SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2003

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                         Regional Bank HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-36480
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)


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    Item 5.   Other Events

              As a result of the spin-off of Piper Jaffray from US Bancorp, an underlying security included in Regional Bank HOLDRS, shareholders of record as of December 22, 2003 will receive 0.01 shares of Piper Jaffray for each share of US Bancorp held. Effective January 7, 2004, for the 56.83 shares of US Bancorp represented by a round-lot of 100 Regional Bank HOLDRS, the Bank of New York will receive 0.5683 shares of Piper Jaffray, which will be included as an underlying security in Regional Bank HOLDRS.

    Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

              (c)  Exhibits

                   99.1 Regional Bank HOLDRS Trust Prospectus Supplement dated December 31, 2003 to Prospectus dated July 11, 2003.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH, PIERCE, FENNER &
                                              SMITH INCORPORATED


Date:  February 2, 2004                     By:      /s/ MITCHELL M. COX
                                               ---------------------------------
                                            Name:   Mitchell M. Cox
                                            Title:  Attorney-in-Fact


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

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Regional Bank HOLDRS Trust Prospectus Supplement dated December 31, 2003 to Prospectus dated July 11, 2003.


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